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                                                               Exhibit 99.1(b) 3
                                                 YEAR TO DATE NORMALIZED RESULTS

UNAUDITED CONSOLIDATED  STATEMENTS OF INCOME
NATIONAL DATA CORPORATION AND SUBSIDIARIES


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(In thousands, except per share data)
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                                                                          Nine Months Ended February 28/29,
                                                --------------------------------------------------------------
                                                                        2001                           2000
                                                --------------------------------------------------------------
Revenues:
     Information management                                            $105,188                       $101,777
     Network services and systems                                       146,722                        112,296
                                                --------------------------------------------------------------
                                                                        251,910                        214,073
--------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                    125,701                        104,506
     Sales, general and administrative                                   56,882                         45,872
     Depreciation and amortization                                       25,313                         21,106
                                                --------------------------------------------------------------
                                                                        207,896                        171,484
                                                --------------------------------------------------------------

Operating income                                                         44,014                         42,589
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Other income (expense):
     Interest and other income                                              131                            (65)
     Interest and other expense                                          (5,690)                        (5,025)
     Minority interest in earnings                                          724                              -
                                                --------------------------------------------------------------
                                                                         (4,835)                        (5,090)
                                                --------------------------------------------------------------

Income before income taxes                                               39,179                         37,499

Provision for income taxes                                               15,084                         14,437
--------------------------------------------------------------------------------------------------------------
   Net income                                                          $ 24,095                       $ 23,062
                                                --------------------------------------------------------------


Basic earnings per share                                               $   0.73                       $   0.69
                                                ==============================================================
Diluted earnings per share                                             $   0.71                       $   0.67
                                                ==============================================================

Basic shares                                                             32,879                         33,392
                                                ==============================================================
Diluted shares                                                           33,936                         34,402
                                                ==============================================================

                                                                               Press Release Attachment Page 3
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